                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


WE CONSENT TO THE INCORPORATION BY REFERENCE IN THE REGISTRATION STATEMENT (FORM S-8) PERTAINING TO THE 1998 STOCK OPTION/STOCK ISSUANCE PLAN AND EMPLOYEE STOCK PURCHASE PLAN OF INET TECHNOLOGIES, INC. OF OUR REPORTS DATED JANUARY 25, 1999, WITH RESPECT TO THE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULE OF INET TECHNOLOGIES, INC., INCLUDED IN ITS REGISTRATION STATEMENT (FORM S-1, NO. 333-59753 AS AMENDED), FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       ERNST & YOUNG LLP


DALLAS, TEXAS
JULY 16, 1999